SECURITY AGREEMENT

     SECURITY  AGREEMENT  (this  "Security  Agreement")  dated  as of 7th day of
March, 2008, by and between Total Luxury Group, Inc. (the "Company" or the "Debtor"), for the benefit of Accelerant Partners LLC (the "Holder" or the "Secured Party").

                                    Recitals

     A. Pursuant to the Stock Purchase Agreement, dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Purchase Agreement"), between the Debtor, as purchaser of certain shares of Petals Decorative Accents, Inc. common stock (the "Shares") and the Secured Partner, as the seller of the Shares, the Debtor, as partial consideration for its purchase of Shares, has agreed to issue to the Secured Party, the Debtor's Senior Secured 9% convertible promissory note in the aggregate principal amount of $19,000,000 (together with all renewals, extensions and modifications thereof and any note or notes issued in substitution or exchange therefor, the "Note"); and

     B. As a condition to the Secured Party's obligation to enter into the Purchase Agreement and to accept the Note as partial consideration for its sale of the Shares, the Debtor has agreed to execute and deliver this Security Agreement to provide collateral security for the obligations of the Debtor under the Purchase Agreement, the Note, this Security Agreement and any other agreements entered into, now or in the future by the Debtor in connection with the Purchase Agreement (hereinafter collectively referred to as the "Transaction Documents").

                                    Agreement

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Terms not otherwise defined in this Security Agreement (including Annex A hereto), unless the context indicates otherwise, have the meanings set forth in the Purchase Agreement, or if not defined in the Purchase Agreement, then as provided for by the Code to the extent the same are used or defined therein.

     2. Grant Of Lien.

          (a) To secure the prompt and complete payment, performance and observance when due (whether at stated maturity, by acceleration or otherwise) of all of the Secured Obligations, the Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party, security interests in all of its right, title and interest in, to and under all personal property and other assets described below, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Debtor, and whether owned or consigned by or to, or leased from or to, the Debtor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"): (i) all Accounts; (ii) all General Intangibles; (iii) all goods, including, without limitation, Inventory and Equipment; (iv) all real property and fixtures;
     (v) all Chattel Paper; (vi) all Instruments (including all promissory notes); (vii) all documents; (viii) all Deposit Accounts, including all deposits therein; (ix) all money, cash or cash equivalents of the Debtor;
     (x) all books and records pertaining to the Collateral; (xi) all investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts); (xii) all Trademarks, Patents or Copyrights or other Intellectual Property; (xiii) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

          (b)  In  addition,   to  secure  the  prompt  and  complete   payment,
     performance and observance of the Secured Obligations and in order to induce the Secured Party as aforesaid, the Debtor hereby grants to the Secured Party, a right of setoff against the property of the Debtor held by the Secured Party, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of the Debtor, or as to which the Debtor may have any right or power.

     3. Representations and Warranties. The Debtor represents and warrants that:

          (a) The Debtor is a corporation duly organized and in good standing under the laws of the jurisdiction of its incorporation. The execution and delivery, and performance of this Security Agreement, the other Transaction Documents to which it is a party and the transactions contemplated hereunder and thereunder (i) are all within the Debtor's corporate powers,
     (ii) have been duly authorized, (iii) are not in contravention of law or the terms of the Debtor's certificates of incorporation or by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which the Debtor is a party or by which its property is bound and (iv) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of the Debtor other than in favor of the Secured Party. This Security Agreement and the other Transaction Documents to which the Debtor is a party constitute legal, valid and binding obligations of the Debtor enforceable in accordance with their respective terms.

          (b) As of the date hereof and after the creation of the Secured Obligations and the security interest of the Secured Party, the Debtor (i) owns assets and property whose fair saleable value is greater than the amount that is likely to be required to pay all of its liabilities (including contingent liabilities as and when they become due); (ii) are able to pay all of its liabilities as such liabilities mature; (iii) have capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; and (iv) are not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

          (c) Except as may be set forth on Schedule I hereto, the Debtor has rights in and the power to transfer, and is the sole beneficial owners of, each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens.

          (d) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office.

          (e) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of appropriate financing statements with the governmental offices listed on Schedule II hereto, a perfected Lien in favor of the Secured Party, on the Collateral with respect to which a Lien may be perfected by filing pursuant to Article 9 of the Code. As of the Closing, such Lien will be prior to all other Liens, and is enforceable as such against any and all creditors of and purchasers from the Debtor.

          (f) The Debtor's name as it appears in official filings in the jurisdiction of its incorporation or other organization, the type of entity of Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by the Debtor's jurisdiction of incorporation or organization or a statement that no such number has been issued, the Debtor's jurisdiction of organization or incorporation, the location of the Debtor's chief executive offices, principal places of business, offices and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule III hereto. The Debtor has only one state of incorporation or organization. The Debtor has not, during the five years prior to the date of this Security Agreement, been known by or used any other corporate or fictitious name or been party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth on Schedule III hereto. The Debtor has not (i) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the Code),
     (ii) except as specified on Schedule III hereto, heretofore changed its name, or (iii) except as specified on Schedule III hereto, heretofore became "new debtor" (as defined in Section 9-102(a)(56) of the Code) with respect to a currently effective security agreement previously entered into by any other Person.

          (g) The Debtor does not own or license any Trademarks, Patents or Copyrights or other Intellectual Property, except as set forth on Schedule IV hereto.

     4. Covenants. The Debtor covenants and agrees with the Secured Party, that from and after the date of this Security Agreement and until the Termination
Date:

          (a) Further Assurances.

               (i) At any time and from time to time (including upon any written request of the Secured Party), at the sole expense of the Debtor, the Debtor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as may be necessary or desirable or reasonably requested by the Secured Party to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using all reasonable efforts to secure all consents and approvals necessary or appropriate to enforce the security interests granted hereunder; and (B) filing any financing statements, mortgages, continuation statements, assignments and amendments with respect to the Liens granted hereunder as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

               (ii) The Debtor hereby irrevocably and unconditionally authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements, continuation statements, assignments and amendments thereto that (a) indicate the Collateral, and (b) contain any other information required by Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof and ratifies and confirms the authorization of the Secured Party to file such financing statements (and amendments, if any). The Debtor hereby authorizes the Secured Party to adopt on behalf of the Debtor any symbol required for authenticating any electronic filing. In the event that the description of the collateral in any financing statement naming the Secured Party or its designee as the secured party and the Debtor as debtors includes assets and properties of the Debtor that do not at any time constitute Collateral, whether hereunder, under any of the other Transaction Documents or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by the Debtor to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral.

               (iii) The Debtor shall take all steps necessary to grant the Secured Party control of and a perfected Lien on all Chattel Paper, Instruments, Deposit Accounts, Investment Property, investment accounts, security accounts, commodity accounts, letters of credit or banker's acceptance constituting Collateral (including, without limitation, the delivery to the Secured Party of all such Collateral, accompanied by such instruments of transfer or assignment duly executed in black, the delivery of a deposit or investment property control agreement executed by the Debtor and any applicable financial institution).

               (iv) The Debtor shall, upon the occurrence and during the continuance of any Event of Default, upon request of the Secured Party, promptly notify (and the Debtor hereby authorizes the Secured Party so to notify) each Account Debtor in respect of any Accounts of the Debtor that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect thereof are to be made directly to the Secured Party.

          (b) Maintenance of Records. The Debtor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral in the same manner such records are presently kept and maintained.

          (c) Limitation on Liens on Collateral. The Debtor will not create, permit or suffer to exist, and the Debtor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral, and will defend the right, title and interest of the Secured Party in and to any of the Debtor's rights under the Collateral against the claims and demands of all Persons whomsoever.

          (d) Limitations on Disposition. The Debtor will not sell, license, lease, transfer or otherwise dispose of any of the Collateral (other than Inventory in the ordinary course of business), or attempt or contract to do so.

          (e) Further Identification of Collateral. The Debtor will, if so requested by the Secured Party, furnish to the Secured Party, as often as the Secured Party reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in such detail as the Secured Party may reasonably specify.

          (f) Notices. The Debtor will advise the Secured Party promptly, in reasonable detail, (i) of any Lien or written claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could have a material adverse effect on the value of the Collateral or on the Liens created hereunder.

          (g) No Reincorporation; No Name Change. The Debtor shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdictions in which it is incorporated or organized as of the date hereof without the prior written consent of the Secured Party. The Debtor shall not change its legal names without first giving 30 days prior written notice of its intent to do so to the Secured Party.

     5. Secured Party's Appointment As Attorney-in-fact. On the Closing Date, the Debtor shall execute and deliver to the Secured Party a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit
A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on the Secured Party, for the benefit of the Secured Party, under the Power of Attorney are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party agrees with the Purchaser that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, (b) it shall not exercise any power or authority under the Power of Attorney unless such action has been approved in writing by the holders of a majority in principal amount of the Notes outstanding (the "Required Holders"), and (c) the Secured Party shall account for any moneys received by the Secured Party in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that the Secured Party shall not have any duty as to any Collateral, and the Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NEITHER THE SECURED PARTY NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO THE DEBTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION.

     6. Remedies: Rights Upon Default.

          (a) In addition to all other rights and remedies granted to it under this Security Agreement, the other Transaction Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and be continuing, the Secured Party may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Debtor expressly agrees that in any such event the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Debtor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of the Debtor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Debtor or any other Person notice and opportunity for a hearing on the Secured Party's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Debtor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Secured Party shall have the right to conduct such sales on the Debtor's premises or elsewhere and shall have the right to use the Debtor's premises without charge for such time or times as the Secured Party deems necessary or advisable.

          If any Event of Default shall have occurred and be continuing, the Debtor further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at a place or places designated by the Secured Party which are reasonably convenient to the Secured Party and the Debtor, whether at the Debtor's premises or elsewhere. Until the Secured Party is able to affect a sale, lease, or other disposition of Collateral, the Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Secured Party. The Secured Party shall have no obligation to the Debtor to maintain or preserve the rights of the Debtor as against third parties with respect to Collateral while Collateral is in the possession of the Secured Party. The Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Secured Party's remedies, with respect to such appointment without prior notice or hearing as to such appointment. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as provided in the Transaction Documents, and only after so paying over such net proceeds, and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Debtor. To the maximum extent permitted by applicable law, the Debtor hereby waives all claims, damages, and demands against the Secured Party and the Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of such Secured Party as finally determined by a court of competent jurisdiction. The Debtor agrees that ten (10) days prior notice by the Secured Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys' fees and other



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

     expenses incurred by the Secured Party to collect such deficiency.

          (b) Except as otherwise specifically provided herein, the Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          (c) To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (i) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists,
     (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or
     (xii) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this
     Section 6(c) is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this
     Section 6(c). Without limitation upon the foregoing, nothing contained in this Section 6(c) shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 6(c).

          (d) The Secured Party shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, the Debtor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. The Secured Party shall not be required to marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, and



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

     all of its and their rights hereunder or under any other Document shall be cumulative. To the extent it may lawfully do so, the Debtor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenant not to assert against the Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as sureties now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

     7. Grant Of Licenses To Use Intellectual Property Collateral. For the purpose of enabling the Secured Party to exercise rights and remedies under
Section 6 hereof (including, without limiting the terms of Section 6 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, the Debtor hereby grants to the Secured Party, irrevocable, nonexclusive licenses (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such licenses access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

     8. Indemnity; Expenses; Limitation On Secured Party's Duty In Respect Of Collateral.

          (a) Whether or not the transactions contemplated hereby are consummated, the Debtor shall indemnify and hold the Secured Party and its Affiliates, directors, officers, agents and employees (collectively, the "Indemnified Persons") harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable attorneys fees and expenses) of any kind or nature whatsoever which may at any time (including at any time following the termination of the Secured Obligations or any assignment by a Secured Party) be imposed on, incurred by or asserted against any such Indemnified Person in any way relating to or arising out of or in connection with the execution, delivery, enforcement, performance or administration of this Security Agreement, the other Transaction Documents or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated hereby or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of any Indemnified Person; provided that such indemnity shall not, as to any Indemnified Person, be available to the extent that such Indemnified Liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Debtor, its directors, shareholders or creditors or an Indemnified Party or any other Person, whether or not an Indemnified Person is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Transaction Documents are consummated. All amounts due under this Section 8 shall be payable within five Business Days after demand therefor. The agreements in this Section 8 shall survive the assignment by the Secured Party and the repayment, satisfaction or discharge of all the other Secured Obligations. In the event that any investigation, litigation or proceeding is asserted or threatened in writing or instituted against any Indemnified Person, or any remedial, removal or response action which is requested of it or any other Indemnified Person, for which such Indemnified Person may desire indemnity or defense hereunder, such Indemnified Person shall notify the Debtor in writing of such event; provided that failure to so notify the Debtor shall not affect the right of any Indemnified Person to seek indemnification under this Section 8.

          (b) The Debtor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including, without limitation, the fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of the Debtor, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtor to perform or observe any of the provisions hereof.

          (c) The Secured Party shall use reasonable care with respect to the Collateral in their possession or under its control. The Secured Party shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Debtor for liquidation or reorganization, should the Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     10. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon (i) personal delivery, (ii) two business days after deposit with Federal Express or another nationally recognized overnight courier service,
(iii) five business days after deposit in the United States Postal Service, sent certified mail return receipt requested, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto, or (iv) the same day upon transmission by means of facsimile transmission or electronic mail (if attached in a commonly readable format and the sender has received no generated notice that the email message has not been successfully delivered).


                 If to the Company:          Total Luxury Group, Inc.
                                             11900 Biscayne Blvd Suite #621
                                             Miami, Florida  33181
                                             Attention: Chief Executive Officer
                                             Tel. No.: 954-741-6300
                                             Fax No.: 954-741-6555


                 If to the Secured Party:    Accelerant Partners LLC
                                             Executive Pavilion
                                             90 Grove Street
                                             Ridgefield, Connecticut, 06877
                                             Attn: _______________
                                             Facsimile: ___________
                                             Email: ____________

                 with copies to:             Gersten Savage LLP
                                             600 Lexington Avenue, 9th Floor
                                             New York, New York 10022
                                             Attention: David Danovitch, Esq.
                                             Tel. No.: (212) 752-9700
                                             Fax No.: (212) 980-5192
                                             Email: ddanovitch@gerstensavage.com



     Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other parties hereto.

     11. Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Purchase Agreement and the other Transaction Documents which, taken together, set forth the complete understanding and agreement of the Secured Party and the Debtor with respect to the matters referred to herein and therein.

     12. No Waiver; Cumulative Remedies. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Secured Party and the Debtor.

     13. Limitation By Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, or unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     14. Termination Of This Security Agreement. Subject to Section 9 hereof, this Security Agreement shall terminate upon the Termination Date.

     15. Successors And Assigns. This Security Agreement and all obligations of the Debtor hereunder shall be binding upon the successors and assigns of the Debtor (including any debtor-in-possession on behalf of the Debtor) and shall, together with the rights and remedies of the Secured Party, hereunder, inure to the benefit of the Secured Party and all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Secured Party hereunder. The Debtor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

     16. Counterparts. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Security Agreement may be authenticated by manual signature, facsimile or electronic means, all of which shall be equally valid.

     17. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT

PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS SECURITY AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

     18. Waiver Of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY, THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE SECURED PARTY AND THE DEBTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER NOTES DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     19. Expenses. The Debtor agrees to reimburse the Secured Party for all costs and expenses it incurred it (including, without limitation, the fees and expenses of legal counsel) in connection with (i) any Default or Event of Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Secured Party of any obligations of the Debtor in respect of the Collateral that the Debtor has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(ii) the enforcement of this Section 19, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 2.

     20. Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     21. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

     22. Benefit Of Secured Party. All Liens granted or contemplated hereby shall be for the benefit of the Secured Party, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations in the manner determined by the Secured Party in its sole discretion.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                                        The Debtor:

                                                        TOTAL LUXURY GROUP, INC.


                                                        By:_____________________
                                                        Name:
                                                        Title:

                                                        The Secured Party:

                                                        ACCELERANT PARTNERS LLC


                                                        By:_____________________
                                                        Name:
                                                        Title:

                                     ANNEX A
                                     -------
                                       to
                               SECURITY AGREEMENT

                                   DEFINITIONS
                                   -----------

     Capitalized terms used in the Security Agreement shall have the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Security Agreement:

     "Account Debtor" means any Person who may become obligated to the Debtor under, with respect to, or on account of, an Account.

     "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by the Debtor, including (as the context may reasonably permit) (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of the Debtor's rights in, to and under all purchase orders or receipts for goods or services, (c) all of the Debtor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to the Debtor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by the Debtor or in connection with any other transaction (whether or not yet earned by performance on the part of the Debtor), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

     "Bankruptcy Code" means the provisions of Title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et seq.

     "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the City of New York.

     "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by the Debtor.

     "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Lien on any Collateral under the Security Agreement is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

     "Collateral" has the meaning ascribed to it in Section 2(a).

     "Copyright License" means any and all rights now owned or hereafter acquired by the Debtor under any written agreement granting any right to use any Copyright or Copyright registration.

     "Copyrights" means all of the following now owned or hereafter adopted or acquired by the Debtor: (a) all copyrights, all General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, (b) all reissues, extensions or renewals thereof, (c) the right to recover for all past, present and future infringements thereof and (d) all other rights of any kind whatsoever accruing thereunder as pertaining thereto.

     "Default" means any condition or event which is, or, with notice or lapse of time or both, would become, an Event of Default.

     "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the names of the Debtor.

     "Event of Default" means any event of default under, or any failure by the Parties to perform, keep, or observe any covenant or agreement contained in, the Purchase Agreement, this Security Agreement or any other Note Document, including, without limitation, the Notes.

     "General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by the Debtor, including (as the context may reasonably permit) all right, title and interest that the Debtor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), choses in action, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for any pledged Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Debtor or any computer bureau or service company from time to time acting for the Debtor.

     "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by the Debtor, wherever located, and, in any event, including all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Intellectual Property" means collectively, all Copyrights, all Patents and all Trademarks, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all Copyright Licenses, Patent Licenses and Trademark Licenses; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Debtor and (g) all clauses of action, claims, and warranties now or hereafter owned or acquired by the Debtor in respect of any of the items listed above.

     "Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by the Debtor, wherever located, and in any event including (as the context may reasonably permit) inventory, merchandise, goods and other personal property that are held by or on behalf of the Debtor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in the Debtor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

     "Investment Property" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by the Debtor, wherever located, including (as the context may reasonably permit) (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of the Debtor, including the rights of the Debtor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of the Debtor; (iv) all commodity contracts of the Debtor; and (v) all commodity accounts held by the Debtor.

     "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by the Debtor.

     "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "Patent License" means rights under any written agreement now owned or hereafter acquired by the Debtor granting any right with respect to any invention on which a Patent is in existence.

     "Patents" means all of the following in which the Debtor now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State, or any other country, (b) all reissues, continuations, continuations-in-part or extensions thereof, (c) all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (d) the right to sue for past, present and future infringements thereof, and (e) all rights corresponding thereto throughout the world.

     "Person"  means  a  corporation,   an   association,   a  partnership,   an
organization, a business, an individual, a government or political subdivision thereof or governmental authority.

     "Proceeds" means "proceeds," as such term is defined in the Code, including (as the context may reasonably permit) (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (c) any claim of the Debtor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by the Debtor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

     "Secured Obligations" means any and all obligations, liabilities and indebtedness of every kind, nature and description owing by the Debtor or any obligor to the Secured Party under the Transaction Documents, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, a debtor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by the Secured Party.

     "Security Agreement" means this Security Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Termination Date" means the date on which all obligations of the Debtor to the Secured Party or its assigns under the Transaction Documents, and the obligations of the Debtor under this Security Agreement and each other Note Document to which it is a party, have been indefeasibly satisfied.

     "Trademark License" means rights under any written agreement now owned or hereafter acquired by the Debtor granting any right to use any Trademark.

     "Trademarks" means all of the following now owned or hereafter existing or adopted or acquired by the Debtor: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, (b) all reissues, extensions or renewals thereof, (c) all rights corresponding thereto throughout the world
(d) the right to recover for all past, present and future infringements thereof and (e) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, any of the foregoing.

     The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Security Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Security Agreement or any such Annex, Exhibit or Schedule.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in this Security Agreement refers to the knowledge (or an analogous phrase) of the Debtor, such words are intended to signify that the Debtor has actual knowledge or awareness of a particular fact or circumstance or the Debtor, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                                   SCHEDULE I
                                   ----------
                                       to
                               SECURITY AGREEMENT

                                [identify factor]

                                   SCHEDULE II
                                   -----------
                                       to
                               SECURITY AGREEMENT



                              FILING JURISDICTIONS



Debtor                                             Jurisdiction
------                                             ------------
Total Luxury Group, Inc.                           Secretary of State of Indiana

                                  SCHEDULE III
                                  ------------
                                       to
                               SECURITY AGREEMENT



                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                   AND RECORDS CONCERNING DEBTOR'S COLLATERAL

I.       The Debtor's official names:



II. Types of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company):

                  Corporation

III. Organizational identification number issued by the Debtor's jurisdiction of incorporation or organization or a statement that no such number has been issued:



IV.      Jurisdiction of Incorporation or Organization of the Debtor:



V.       Chief Executive Offices and principal places of business of the Debtor:





VI.      Other Premises at which Collateral is Stored or Located:



                                   SCHEDULE IV
                                       to
                               SECURITY AGREEMENT



                        SCHEDULE OF INTELLECTUAL PROPERTY


A.       Trademarks
         ----------

1.       Owned
         -----
------------------------------------- -------------------------- ------------------------- -------------------------
                                            Registration               Registration               Expiration
             Trademark                           Number                      Date                      Date
------------------------------------- -------------------------- ------------------------- -------------------------

------------------------------------- -------------------------- ------------------------- -------------------------


------------------------------------------ ----------------------------------- -------------------------------------
                Trademark                          Application/Serial                      Application
               Application                                   Number                               Date
------------------------------------------ ----------------------------------- -------------------------------------

------------------------------------------ ----------------------------------- -------------------------------------


2.       Licensed
         --------

----------------------- ------------------------ ------------------------ --------------------- --------------------
                             Registration             Registration             Expiration             Owner/
      Trademark                   Number                     Date                   Date             Licensor
----------------------- ------------------------ ------------------------ --------------------- --------------------

----------------------- ------------------------ ------------------------ --------------------- --------------------


------------------------------------- ---------------------------------------- -------------------------------------
             Trademark                          Application/Serial                         Application
            Application                                   Number                                  Date
------------------------------------- ---------------------------------------- -------------------------------------

------------------------------------- ---------------------------------------- -------------------------------------


B.       Patents
         -------

1.       Owned
         -----

------------------------------ ---------------------------- --------------------------- ----------------------------
           Patent                     Registration                 Registration                 Expiration
         Description                       Number                        Date                        Date
------------------------------ ---------------------------- --------------------------- ----------------------------

------------------------------ ---------------------------- --------------------------- ----------------------------




------------------------------------- ---------------------------------------- -------------------------------------
               Patent                           Application/Serial                         Application
            Application                                   Number                                  Date
------------------------------------- ---------------------------------------- -------------------------------------

------------------------------------- ---------------------------------------- -------------------------------------

2.       Licensed
         --------

-------------------------- --------------------------- -------------------------- -------------------- -----------------
         Patent                   Registration               Registration             Expiration            Owner/
       Description                    Number                        Date                   Date            Licensor
-------------------------- --------------------------- -------------------------- -------------------- -----------------

-------------------------- --------------------------- -------------------------- -------------------- -----------------


------------------------------------- ---------------------------------------- -------------------------------------
               Patent                           Application/Serial                         Application
            Application                                   Number                                  Date
------------------------------------- ---------------------------------------- -------------------------------------

------------------------------------- ---------------------------------------- -------------------------------------


C.       Copyrights
         ----------

1.       Owned
         -----

--------------------------------------------- ------------------------------------- -----------------------------
                                                          Registration                      Registration
                 Copyright                                    Number                               Date
--------------------------------------------- ------------------------------------- -----------------------------

--------------------------------------------- ------------------------------------- -----------------------------

2.       Licensed
         --------

------------------------------ ---------------------------- ------------------------ --------------------- ---------------------
           Patent                     Registration               Registration             Expiration              Owner/
         Description                       Number                     Number                   Date              Licensor
------------------------------ ---------------------------- ------------------------ --------------------- ---------------------

------------------------------ ---------------------------- ------------------------ --------------------- ---------------------


D.       Other
         -----

                                    EXHIBIT A
                                    ---------

                                     FORM OF

                                POWER OF ATTORNEY

     This Power of Attorney is executed and delivered by TOTAL LUXURY GROUP, INC., an Indiana corporation (the "Grantor") to ACCELERANT PARTNERS LLC (hereinafter referred to the "Attorney"), as the Secured PartY under a Security Agreement, dated as of __________, 2008 and other related documents collectively (the "Documents"). No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Grantor as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally the authority to take and perform the actions contemplated herein. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by the Grantor without the Attorney's written consent.

     The Grantor hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), with full power of substitution, as the Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Attorney's discretion, without notice to or assent by the Grantor, and at any time in the case of clause (h) below and at any time an Event of Default (as defined in the Security Agreement) has occurred and is continuing in the case of (a), (b), (c),
(d), (e), (f), (g), (i) and (j) below, to do the following: (a) change the mailing address of the Grantor, open a post office box on behalf of the Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of the Grantor constituting Collateral; (b) effect any repairs to any asset of the Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Grantor or its property constituting Collateral; (d) defend any suit, action or proceeding brought against the Grantor if the Grantor does not defend such suit, action or proceeding or if the Attorney believes that the Grantor is not pursuing such defense in a manner that will maximize the recovery to the Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due to the Grantor whenever payable and to enforce any other right in respect of the Grantor's property constituting
Collateral; (f) cause the certified public accountants then engaged by the Grantor to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as the Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of the Grantor in and under the contracts and other matters relating thereto; (h) file such financing statements with respect to the aforesaid Security Agreement, with or without the Grantor's signatures, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; (i) execute, in connection with any sale provided for in any Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though the Attorney were the absolute owner of the property of the Grantor for all purposes, and (j) at the Attorney's option and the Grantor's expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve, or realize upon the Grantor's property or assets and the Secured Party's Liens thereon, all as fully and effectively as the Grantor might do. The Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

                            [signature page follows]

     IN WITNESS WHEREOF, this Power of Attorney is executed by the Grantor, and the Grantor has caused its seals to be affixed pursuant to the authority of its board of directors this ___ day of _________, 2008.

                                                   The Grantor:

                                                   TOTAL LUXURY GROUP, INC.


                                                   By:_________________________
                                                   Name:
                                                   Title:




                           NOTARY PUBLIC CERTIFICATES

     On this _____ day of ___________,  2008,  ___________________ [name] who is personally known to me appeared before me in his/her capacity as the _________________[title] of TOTAL LUXURY GROUP, INC. and executed on behalf of such entity the Power of Attorney in favor of ACCELERANT PARTNERS LLC to which this Certificate is attached.



                                                   ____________________________
                                                   Notary Public